Schedule of Investments (unaudited)
December 31, 2024
 Martin Currie Emerging Markets Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 99.4%
Communication Services — 8.2%
Interactive Media & Services — 8.2%
Tencent Holdings Ltd.	624,200	$33,315,318 (a)

Consumer Discretionary — 16.5%
Automobile Components — 0.7%
Minth Group Ltd.	1,472,000	2,843,498 *(a)
Automobiles — 2.7%
BYD Co. Ltd., Class H Shares	125,500	4,268,648 (a)
Maruti Suzuki India Ltd.	54,094	6,842,539 (a)
Total Automobiles		11,111,187
Broadline Retail — 5.8%
Alibaba Group Holding Ltd.	309,040	3,270,681 (a)
Alibaba Group Holding Ltd., ADR	123,497	10,471,310
JD.com Inc., ADR	124,236	4,307,262
JD.com Inc., Class A Shares	38,021	660,167 (a)
MercadoLibre Inc.	2,859	4,861,558 *
Total Broadline Retail		23,570,978
Hotels, Restaurants & Leisure — 4.9%
MakeMyTrip Ltd.	30,837	3,462,379 *
Meituan, Class B Shares	531,500	10,334,152 *(a)
Trip.com Group Ltd., ADR	85,452	5,867,134 *
Total Hotels, Restaurants & Leisure		19,663,665
Textiles, Apparel & Luxury Goods — 2.4%
Titan Co. Ltd.	257,739	9,770,869 (a)

Total Consumer Discretionary		66,960,197
Consumer Staples — 1.6%
Consumer Staples Distribution & Retail — 1.0%
Robinsons Retail Holdings Inc.	686,655	427,342
Wal-Mart de Mexico SAB de CV	1,366,000	3,595,323
Total Consumer Staples Distribution & Retail		4,022,665
Personal Care Products — 0.6%
Proya Cosmetics Co. Ltd., Class A Shares	209,200	2,428,434 (a)

Total Consumer Staples		6,451,099
Energy — 3.0%
Oil, Gas & Consumable Fuels — 3.0%
Cosan SA	1,263,152	1,689,974 (a)
Reliance Industries Ltd.	747,706	10,589,468 (a)

Total Energy		12,279,442
Financials — 26.4%
Banks — 21.8%
Al Rajhi Bank	364,472	9,161,303 (a)
Bank Negara Indonesia Persero Tbk PT	11,855,300	3,190,585 (a)
Bank Rakyat Indonesia Persero Tbk PT	23,509,100	5,934,840 (a)
Capitec Bank Holdings Ltd.	46,930	7,796,258 (a)
China Merchants Bank Co. Ltd., Class H Shares	1,787,500	9,124,081 (a)
Grupo Financiero Banorte SAB de CV, Class O Shares	620,500	3,998,388
HDFC Bank Ltd., ADR	288,445	18,420,098
See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2024 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
December 31, 2024
 Martin Currie Emerging Markets Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value

Banks — continued
ICICI Bank Ltd., ADR	505,006	$15,079,479
Kotak Mahindra Bank Ltd.	304,123	6,330,425 (a)
Powszechna Kasa Oszczednosci Bank Polski SA	275,186	3,983,768 (a)
Shinhan Financial Group Co. Ltd.	172,637	5,598,071 (a)
Total Banks		88,617,296
Capital Markets — 0.9%
B3 SA - Brasil Bolsa Balcao	2,142,200	3,559,626 (a)
Insurance — 3.7%
AIA Group Ltd.	976,800	7,016,220 (a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	1,375,500	8,073,300 (a)
Total Insurance		15,089,520

Total Financials		107,266,442
Health Care — 3.1%
Health Care Equipment & Supplies — 0.4%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A Shares	51,000	1,781,324 (a)
Health Care Providers & Services — 2.7%
Apollo Hospitals Enterprise Ltd.	74,366	6,327,829 (a)
Dr Sulaiman Al Habib Medical Services Group Co.	31,636	2,360,870
Odontoprev SA	1,324,500	2,329,243 (a)
Total Health Care Providers & Services		11,017,942

Total Health Care		12,799,266
Industrials — 5.0%
Electrical Equipment — 3.8%
Contemporary Amperex Technology Co. Ltd., Class A Shares	207,960	7,580,277 (a)
WEG SA	923,200	7,885,796
Total Electrical Equipment		15,466,073
Machinery — 1.2%
Shenzhen Inovance Technology Co. Ltd., Class A Shares	591,000	4,742,624 (a)

Total Industrials		20,208,697
Information Technology — 31.9%
Electronic Equipment, Instruments & Components — 1.3%
Delta Electronics Inc.	391,367	5,122,699 (a)
IT Services — 4.2%
EPAM Systems Inc.	10,945	2,559,160 *
Globant SA	38,137	8,177,336 *
Tata Consultancy Services Ltd.	136,883	6,532,260 (a)
Total IT Services		17,268,756
Semiconductors & Semiconductor Equipment — 19.8%
Globalwafers Co. Ltd.	345,000	4,009,337 (a)
MediaTek Inc.	150,000	6,448,461 (a)
SK Hynix Inc.	114,150	13,080,486 (a)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	288,909	57,056,638
Total Semiconductors & Semiconductor Equipment		80,594,922
Technology Hardware, Storage & Peripherals — 6.6%
Quanta Computer Inc.	624,000	5,430,943 (a)
See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2024 Quarterly Report

 Martin Currie Emerging Markets Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Technology Hardware, Storage & Peripherals — continued
Samsung Electronics Co. Ltd.		599,342	$21,388,605 (a)
Total Technology Hardware, Storage & Peripherals			26,819,548

Total Information Technology			129,805,925
Materials — 3.7%
Chemicals — 0.6%
LG Chem Ltd.		13,972	2,340,754 (a)
Construction Materials — 1.6%
UltraTech Cement Ltd.		49,783	6,631,192 (a)
Metals & Mining — 1.5%
Antofagasta PLC		317,033	6,280,265 (a)

Total Materials			15,252,211
Total Investments before Short-Term Investments (Cost — $335,957,507)			404,338,597
	Rate
Short-Term Investments — 0.1%
Western Asset Institutional U.S. Treasury Reserves, Institutional Shares (Cost — $305,788)	4.328%	305,788	305,788 (b)(c)
Total Investments — 99.5% (Cost — $336,263,295)			404,644,385
Other Assets in Excess of Liabilities — 0.5%			1,884,080
Total Net Assets — 100.0%			$406,528,465

*	Non-income producing security.
(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).
(b)	Rate shown is one-day yield as of the end of the reporting period.
(c)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2024, the total market value of investments in Affiliated Companies was $305,788 and the cost was $305,788 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Martin Currie Emerging Markets Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).
Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Martin Currie Emerging Markets Fund 2024 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$28,969,643	$37,990,554	—	$66,960,197
Consumer Staples	4,022,665	2,428,434	—	6,451,099
Financials	37,497,965	69,768,477	—	107,266,442
Health Care	2,360,870	10,438,396	—	12,799,266
Industrials	7,885,796	12,322,901	—	20,208,697
Information Technology	67,793,134	62,012,791	—	129,805,925
Other Common Stocks	—	60,846,971	—	60,846,971
Total Long-Term Investments	148,530,073	255,808,524	—	404,338,597
Short-Term Investments†	305,788	—	—	305,788
Total Investments	$148,835,861	$255,808,524	—	$404,644,385

*
As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated companies
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended December 31, 2024. The following transactions were effected in such company for the period ended December 31, 2024.

	Affiliate Value at September 30, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Institutional U.S. Treasury Reserves, Institutional Shares	$1,837,398	$15,511,128	15,511,128	$17,042,738	17,042,738

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2024
Western Asset Institutional U.S. Treasury Reserves, Institutional Shares	—	$26,727	—	$305,788

Martin Currie Emerging Markets Fund 2024 Quarterly Report